                                                                  Exhibit 10.55

                                                                  CONFORMED COPY

                               DATED 22 March 2007

                              H3C HOLDINGS LIMITED

                                       and

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

                                   ----------

                                 BORROWER CHARGE
                               OVER BANK ACCOUNTS

                                   ----------

                                Slaughter and May
                               47/F, Jardine House
                               One Connaught Place
                               Central, Hong Kong
                                   (RMGG/AHLL)

                                   HK070110041

                                    CONTENTS

                                                                            PAGE
                                                                            ----
1.  INTERPRETATION AND DEFINITIONS                                            1
2.  COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS                        3
3.  CHARGE                                                                    3
4.  RESTRICTIONS ON WITHDRAWALS                                               4
5.  PERFECTION; PROTECTION OF SECURITY AND CRYSTALLISATION OF
    FLOATING CHARGE                                                           5
6.  PRESERVATION OF RIGHTS                                                    7
7.  REPRESENTATIONS AND WARRANTIES                                           10
8.  COVENANTS AND UNDERTAKINGS                                               12
9.  DEFAULT PROCEDURE                                                        13
10. ENFORCEMENT                                                              13
11. RELEASE                                                                  15
12. PROTECTION OF PURCHASERS                                                 17
13. APPOINTMENT OF RECEIVER                                                  17
14. POWER OF ATTORNEY                                                        19
15. SET-OFF AND CURRENCY                                                     20
16. STAMP DUTY AND TAXES                                                     21
17. AMENDMENTS                                                               22
18. APPLICATION TO COURT                                                     22
19. PARTIAL INVALIDITY                                                       22
20. NOTICES                                                                  22
21. ASSIGNMENT                                                               23
22. COSTS AND EXPENSES                                                       23
23. CERTIFICATES  AND DETERMINATIONS                                         24

24. GOVERNING LAW                                                            24
25. JURISDICTION                                                             24
26. EXECUTION AND COUNTERPARTS                                               25
SCHEDULE 1 NOTICE OF CHARGE                                                  26
SCHEDULE 2 FORM OF ACKNOWLEDGEMENT                                           28

BORROWER CHARGE OVER BANK ACCOUNTS

DATE: 22 March 2007

PARTIES:

(1) H3C HOLDINGS LIMITED a company incorporated in the Cayman Islands (registered in the Cayman Islands no. MC-180539) whose registered office is at PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (the "CHARGOR"); and

(2) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED a limited liability company incorporated under the laws of Hong Kong whose registered office is at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong (the "COLLATERAL AGENT" as agent and trustee for the Secured Parties).

WHEREAS:

(A) By the Facility Agreement, the Lenders have agreed to make Term Loans to the Chargor upon the terms and subject to the conditions contained therein.

(B) As security for the Chargor's obligations under the Facility Agreement, the Chargor has agreed to enter into this Deed.

NOW THIS DEED WITNESSES as follows:

1.   INTERPRETATION AND DEFINITIONS

1.1  DEFINITIONS

     In this Deed:-

     "ACCOUNTS" means the Debt Service Account, the Debt Service Investment Accounts and the Debt Service Reserve Accounts.

     "BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are generally open for business in Hong Kong.

     "CHARGE" means all or any of the security created, or which may at any time be created, under or pursuant to this Deed.

     "CONVEYANCING AND PROPERTY ORDINANCE" means the Conveyancing and Property Ordinance (Chapter 219 of the Laws of Hong Kong).

     "DEBT SERVICE ACCOUNT" means the US dollar current account (number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] designated " H3C Holdings Limited " of the Chargor opened and maintained with the Deposit Bank, and includes any renewal or re-designation thereof.

SPV Charge on Cash Deposits

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                                        2


     "DEBT SERVICE DEPOSIT" means all balances now or at any time in future standing to the credit of the Debt Service Account, all debts from time to time represented by such credit balances and all other rights of the Chargor accruing or arising in relation to the Debt Service Account.

     "DEBT SERVICE INVESTMENT ACCOUNTS" means any account or accounts of the Chargor, opened and maintained with the Deposit Bank, and which is or are opened pursuant to section 5.21 of the Facility Agreement.

     "DEBT SERVICE INVESTMENT ACCOUNTS DEPOSIT" means all investments and balances now or at any time in future standing to the credit of the Debt Service Investment Accounts, all debts from time to time represented by such investments or credit balances and all other rights of the Chargor accruing or arising in relation to the Debt Service Investment Accounts.

     "DEBT SERVICE RESERVE ACCOUNTS" means i) the US dollar current account (number [PERSONAL INFORMATION OMITTED FOR SECURITY PURPOSES] designated " H3C Holdings Limited ") of the Chargor opened and maintained with the Deposit Bank, and includes any renewal or re-designation thereof; and ii) the Debt Service Reserve Investment Accounts.

     "DEBT SERVICE RESERVE DEPOSIT" means all investments and balances now or at any time in future standing to the credit of the Debt Service Reserve Accounts, all debts from time to time represented by such investments or credit balances and all other rights of the Chargor accruing or arising in relation to the Debt Service Reserve Accounts.

     "DEBT SERVICE RESERVE INVESTMENT ACCOUNTS" means any account or accounts (the designation of which includes the words "Debt Service Reserve Investment Account") of the Chargor opened and maintained with the Deposit Bank pursuant to section 5.21 of the Facility Agreement

     "DEPOSITS" means the Debt Service Deposit, the Debt Service Investment Accounts Deposit and the Debt Service Reserve Deposit.

     "DEPOSIT BANK" means Industrial and Commercial Bank of China (Asia)
     Limited.

     "FACILITY AGREEMENT" means the senior secured credit and guaranty agreement dated 22 March 2007 and signed by or on behalf of, amongst others, the Chargor and the Collateral Agent, as amended, supplemented and/or restated from time to time in any manner whatsoever.

     "PROCEEDINGS" means any proceeding, suit or action arising out of or in connection with this Deed and/or any other document referred to in this Deed.

     "RECEIVER" means a receiver appointed by or on behalf of the Collateral Agent under this Deed or pursuant to the Collateral Agent's statutory powers, and includes more than one such receiver and substituted receiver.

     "SECURED INDEBTEDNESS" means the moneys, liabilities and obligations (whether actual or contingent and whether owed jointly and severally or in any other capacity whatsoever) of the Chargor which are, or are expressed to be, or may at any time in the future be due and owing to the Collateral Agent (whether for its own account or as agent or trustee for the Secured Parties) or to any of the Secured Parties under or in connection with the Facility Agreement together with all costs, charges and expenses incurred by the Collateral Agent or any Secured Party which are, or are expressed to be, or may become due and owing by the Chargor under or in connection with the Facility Agreement.

1.2  DEFINITIONS IN THE FACILITY AGREEMENT

     Unless a contrary indication appears, a term used in the Facility Agreement has the same meaning when used in this Deed.

1.3  CONVEYANCING AND PROPERTY ORDINANCE

     In the context of the rights, powers, privileges, discretions and immunities conferred on the Collateral Agent, any Receiver or any Attorney (as defined in Clause 14 (Power of Attorney), references to "mortgage" and "mortgaged land" in any provision of the Conveyancing and Property Ordinance shall, for the purposes of this Deed, be deemed to be references to the Charge and the Deposits respectively.

2.   COVENANT TO PAY AND NATURE OF SECURED INDEBTEDNESS

2.1  COVENANT TO PAY

     The Chargor hereby covenants with the Collateral Agent that it shall pay and discharge the Secured Indebtedness at the time or times and in the manner provided for in the Facility Agreement and the Chargor hereby creates the Charge in the Deposits in the manner and on the terms set out in Clause 3 (Charge).

2.2  NATURE OF SECURED INDEBTEDNESS

     Each conveyance, transfer, assignment and charge hereunder expressed to be to, each undertaking and agreement hereunder expressed to be to or with, and each representation and warranty hereunder expressed to be given to, the Collateral Agent is to, with or, as the case may be, given to the Collateral Agent for itself and as agent and trustee for the Secured Parties from time to time. Without prejudice to the generality of the foregoing or Clause 1.2 (Definitions in the Facility Agreement), any reference in this Deed to the Chargor, the Collateral Agent or any Secured Party shall be construed so as to include their respective successors and permitted assigns or transferees.

3.   CHARGE

     As continuing security for the full and punctual payment, performance and discharge of all Secured Indebtedness, the Chargor, as beneficial owner and free from any other security interest:

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                                        4


     (A) charges by way of first fixed charge the Debt Service Deposit and the Debt Service Investment Accounts Deposit in favour of the Collateral Agent; and

     (B) charges by way of first floating charge the Debt Service Reserve Deposit in favour of the Collateral Agent.

4.   RESTRICTIONS ON WITHDRAWALS

4.1  PAYMENTS OUT OF THE ACCOUNTS

     (A) The Collateral Agent shall for so long as an Event of Default shall not have occurred and be continuing be entitled to withdraw the Debt Service Deposit or any part thereof from the Debt Service Account, and/or the Debt Service Investment Accounts Deposit from the Debt Service Investment Accounts, in a manner and at a time or times provided for in, and in an amount or amounts calculated in accordance with, the Facility Agreement. Such withdrawals shall be applied by the Collateral Agent in discharge of the Secured Indebtedness in accordance with sections 2.8, 2.12, 2.13, 2.14 and 2.16(b) of the Facility Agreement.

     (B) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to require the Collateral Agent to use all or any part of the balance standing to the credit of the Debt Service Account and/or the Debt Service Investment Accounts towards any discharge of the Secured Indebtedness in accordance with sections 2.8, 2.12, 2.13, 2.14 and 2.16(b) of the Facility Agreement and the Collateral Agent shall thereupon discharge such Secured Indebtedness.

     (C) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to require the Collateral Agent to use all or any part of the balance standing to the credit of the Debt Service Account towards any investment in Cash Equivalents (or such other investments as agreed by the Collateral Agent), and the Collateral Agent shall thereupon make such investment in such Cash Equivalents (or such other agreed investments) in the name of the Chargor, provided always that any such investments may only be made through the Debt Service Investment Accounts and subject to the fixed charge set out in Clause 3(A) of this Deed.

     (D) The Collateral Agent shall however be entitled to decline to make any such discharge or investment as is mentioned in Sub-clauses (B) or (C) above if to do so would prevent the withdrawal and application of any amount in accordance with Sub-clause (A).

     (E) All interest accruing on the Debt Service Account and the Debt Service Investment Accounts shall be transferred to the credit of the Debt Service Reserve Accounts by the Collateral Agent as and when credited to the Debt Service Account or, as the case may be, the Debt Service Investment Accounts.

     (F) Other than pursuant to Sub-clauses (A) to (C), no amount may be withdrawn from the Debt Service Account or the Debt Service Investment Accounts by the Chargor without the prior written consent of the Collateral Agent.

     (G) The Chargor shall for so long as an Event of Default shall not have occurred and be continuing be entitled to withdraw from the Debt Service Reserve Accounts without consent from the Collateral Agent:

               (a) the entire balance standing to the credit of the Debt Service Reserve Accounts for purposes of satisfying payment to Seller for the Acquisition and to pay any transaction costs, fees and expenses arising in connection with the Acquisition; and

               (b) at any time any amount to be applied by it for any purpose in the ordinary course of business not prohibited by the Facility Agreement,

          and apply the withdrawn amounts for such purposes.

     (H) Other than as permitted in Clause 4.1(G), no amount may be withdrawn from the Debt Service Reserve Account by the Chargor without the prior written consent of the Collateral Agent.

5.   PERFECTION; PROTECTION OF SECURITY AND CRYSTALLISATION OF FLOATING CHARGE

5.1  NOTICE OF CHARGE

     Immediately after execution of this Deed and immediately upon the opening of any Debt Service Investment Account or Debt Service Reserve Investment Account pursuant to section 5.21 of the Facility Agreement, the Chargor shall give notice (in or substantially in the form of Schedule 1 (Notice of Charge) (or as otherwise approved by the Collateral Agent)), duly completed, to the Deposit Bank, and shall procure that the Deposit Bank promptly acknowledges that notice in writing to the Collateral Agent in or substantially in the form of Schedule 2 (Form of Acknowledgement) (or as otherwise approved by the Collateral Agent).

5.2  INSTRUCTIONS TO DEPOSIT BANK

     The Chargor irrevocably authorises the Collateral Agent to give the Deposit Bank all instructions and notices which the Collateral Agent may from time to time and in its absolute and uncontrolled discretion consider necessary or appropriate in relation to any of the matters contemplated by this Deed including, but without limitation, withdrawals from the Accounts and the enforcement of the Charge.

5.3  FURTHER ASSURANCES

     The Chargor shall, at the request of the Collateral Agent but at its own cost, promptly take whatever action the Collateral Agent may from time to time require to:

     (a) ensure that the Charge is and remains valid, legally binding and enforceable;

     (b) perfect, preserve or protect the Charge and the priority of the Charge; and

     (c) facilitate the exercise of any and all of the rights, powers and discretions vested or intended to be vested in the Collateral Agent by or pursuant to this Deed and to facilitate the realisation of the Deposits, and for such purposes it shall in particular, but without limitation, execute all such documents, transfers, conveyances, assignments and assurances in respect of the Deposits, and give all such notices, orders, instructions and directions as the Collateral Agent or any Receiver may consider necessary or expedient.

5.4  PART CRYSTALLISATION

     The Collateral Agent shall be entitled at any time by notice in writing to the Chargor after an Event of Default to convert the floating charge created by Clause 3(B) into a fixed charge affecting all the property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified in such notice.

5.5  AUTOMATIC CRYSTALLISATION

     Notwithstanding Clause 5.4 (Part Crystallisation) and without prejudice to any rule of law which may have a similar effect, the floating charge created by Clause 3(B) shall automatically be converted with immediate effect into a fixed charge as regards all the property and assets subject to the floating charge and without notice from the Collateral Agent to the Chargor on:

     (A) the presentation of a petition for the compulsory winding up of the Chargor;

     (B) the convening of a meeting for the passing of a resolution for the voluntary winding up of the Chargor;

     (C) the presentation or making of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any material part of the property or assets of the Chargor subject to the floating charge which is not discharged within 60 days;

     (D) the Chargor creating or permitting any Lien over or with respect to any of the Charged Property, or attempting to do so without the prior consent of the Collateral Agent (other than as permitted by the Facility Agreement); or

     (E) the Security becoming enforceable in accordance with Clause 9 (Default Procedure).

5.6  RECONVERSION OF CRYSTALLISED ASSETS

     The Collateral Agent may by notice in writing to the Chargor re-convert any of the assets which has become subject to a fixed charge pursuant to Clauses 5.4 (Part

     Crystallisation) or 5.5 (Automatic Crystallisation) so that such asset shall again be subject to the floating charge specified in Clause 3(B) provided that the floating charge over any asset re-converted under this Clause 5.6 (Reconversion of Crystallised Assets) shall be subject to the further operation of Clauses 5.4 (Part Crystallisation) or 5.5 (Automatic Crystallisation).

6.   PRESERVATION OF RIGHTS

6.1  SECURITY ADDITIONAL

     The security created by this Deed and the rights given to the Collateral Agent under this Deed shall be in addition to and shall be independent of every guarantee, indemnity or other security which the Collateral Agent may at any time hold for the Secured Indebtedness and it is hereby declared that no prior security held by the Collateral Agent over the whole or any part of the Deposits shall merge in the Charge.

6.2  SECURITY CONTINUING

     The Deposits shall be a continuing security notwithstanding the winding-up or dissolution of the Chargor or any partial payment, settlement of account or other matter whatsoever and in particular (but without prejudice to the generality of the foregoing) shall not be considered satisfied by any intermediate repayment in satisfaction of all or any of the Secured Indebtedness and shall continue in full force and effect until the Secured Indebtedness has been discharged and satisfied in full.

6.3  INDULGENCE AND RELEASE

     The Collateral Agent may (with the prior written consent of the Requisite Lenders) in its discretion grant time or other indulgence, or make any other arrangement, variation or release with, the Chargor or any other person (whether or not party hereto and whether or not jointly liable with the Chargor) in respect of the Secured Indebtedness or of any other security therefor or guarantee in respect thereof without prejudice either to the Deposits or to the liability of the Chargor for the Secured Indebtedness.

6.4  RIGHTS CUMULATIVE

     The rights, powers and remedies provided in this Deed are cumulative and are not, nor are they to be construed as, exclusive of any rights, power or remedies provided by law.

6.5  SECURITY NOT AFFECTED

     Neither the Security nor any of the rights, powers and remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Deed or by law nor the liability of the Chargor hereunder shall be discharged, impaired or otherwise affected by:

     (a) any time, waiver or consent granted, or any other indulgence or concession granted, by the Collateral Agent or any other Secured Party to the Chargor or any other person; or

     (b) the taking, holding, variation, compromise, exchange, renewal, realisation or release by the Collateral Agent or any other Secured Party or any other person of any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document; or

     (c) the refusal or failure to take up, hold, realise, perfect or enforce by the Collateral Agent or any other Secured Party or any other person any rights under or in connection with a Credit Document, any other security, guarantee, indemnity or other document (including, without limitation, any failure to comply with any formality or other requirement or any failure to realise the full value of any security); or

     (d) the existence of any claim, set-off or other right which the Chargor may have at any time against the Collateral Agent or any other Secured Party or any other person; or

     (e) the making or absence of any demand for payment or discharge of any Secured Indebtedness on the Chargor or any other person, whether by the Collateral Agent or any other Secured Party or any other person; or

     (f) any arrangement, compromise or settlement entered into by the Collateral Agent or any other Secured Party with the Chargor or any other person; or

     (g) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of the Chargor under a Credit Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order; or

     (h) any variation, amendment, waiver, release, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case however fundamental and of whatsoever nature) or replacement of any Credit Document, or any other security, guarantee, indemnity or other document; or

     (i) any amendment, variation, novation, supplementation or replacement of any agreement between the Secured Parties; or

     (j) any unenforceability, illegality or invalidity of any obligation of any person under any Credit Document or any other security, guarantee, indemnity or other document; or

     (k) any of the obligations of the Chargor under any of Credit Document or under any other Lien taken in respect of the obligations of the Chargor under any Credit Document being or becoming illegal, invalid, unenforceable, ineffective or impaired in any respect; or

     (l) any amalgamation, merger or reconstruction that may be effected by the Collateral Agent with any other person or any sale or transfer of the whole or any part of the undertaking, property and assets of the Collateral Agent to any other person; or

     (m) any amalgamation, merger or reconstruction (other than as part of a solvent reconstruction or amalgamation the terms of which have been approved by the Collateral Agent), reorganisation, administration, administrative or other receivership or dissolution or liquidation entry into a voluntary arrangement of the Chargor or any other person; or

     (n) the insolvency, bankruptcy, winding-up or dissolution of the Chargor or any change in its status, function, control or ownership; or

     (o)  any change in the constitution of the Chargor; or

     (p) any incapacity, lack of power, authority or legal personality of the Chargor to enter into or perform any of its obligations under any Credit Document to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on their behalf; or

     (q) any exercise, omission to exercise, compromise, renewal or release of any rights against the Chargor; or

     (r) any invalidity or irregularity in the execution of this Deed or any other Credit Document; or

     (s) any other act (save for an act of release and discharge granted by the Collateral Agent in accordance with this Agreement), event or omission which, but for this Clause 6.5 (Security Not Affected) might operate to discharge, impair or otherwise affect the Charge or the liability of the Chargor for the Secured Indebtedness or any of the rights, powers or remedies conferred upon the Collateral Agent or any Receiver (or their respective delegates) by this Deed or by law or the liability of the Chargor hereunder.

     Without prejudice to the generality of this Clause 6.5, the Chargor expressly confirms that it intends that its liability for the Secured Indebtedness and its obligations under this Deed shall extend from time to time to any variation, increase, extension, addition or replacement (however fundamental) of or to any of the Credit Documents and/or any facility or amount made available under any of the Credit Documents.

6.6  NO PREJUDICE TO OTHER SECURITY

     Nothing contained in this Deed is intended to, or shall operate so as to, prejudice or affect any guarantee, indemnity or other security of any kind whatsoever which the Collateral Agent may have for the Secured Indebtedness or any right, remedy or privilege of the Collateral Agent thereunder.

6.7  SCOPE OF RELEASE

     Any receipt, release or discharge of the Deposits or of any liability arising under this Deed may be given by the Collateral Agent and, unless expressly stated otherwise, shall not release or discharge the Chargor from any liability for the same or any other monies which may exist independently of this Deed. Where such receipt, release or discharge relates only to part of the Deposits, such receipt, release or discharge shall not prejudice or affect the Deposits in relation to the remainder of the Deposits, unless expressly stated otherwise.

6.8  NO CONDITIONS TO EXERCISE OF RIGHTS

     Neither the Collateral Agent nor any Receiver nor any of their respective delegates shall be obliged before exercising any of the rights, powers or remedies conferred upon them by this Deed or by law:

     (A) to take any action or obtain judgment in any court against the Chargor;

     (B) to make or file any claim or proof in a winding-up or dissolution of the Chargor; or

     (C) to enforce or seek to enforce the recovery of any moneys and liabilities hereby secured or any other security taken in respect of any of the obligations of the Chargor under any of the Credit Documents.

6.9  NEW ACCOUNT

     At any time following (a) the Collateral Agent receiving notice (either actual or constructive) of any subsequent charge affecting the Charged Property or (b) the Collateral Agent receives notice of any assignment or disposition affecting all or any part of the Charged Property or any interest therein to which the Collateral Agent has not given its approval or (c) the commencement of the insolvency, administration, reorganisation, liquidation or dissolution of, or any analogous proceeding in respect of, of the Chargor, the Collateral Agent may open a new account in the name of the Chargor (whether or not it permits any existing account to continue). If the Collateral Agent does not open such a new account, it shall nevertheless be treated as if it had done so at the time when the notice was received or was deemed to have been received or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced. Thereafter, all payments made by the Chargor to the Collateral Agent or received by the Collateral Agent for the account of the Chargor shall be credited or treated as having been credited to the new account and shall not operate to reduce the amount secured by this Deed at the time when the Collateral Agent received or was deemed to have received such notice or, as the case may be, the insolvency, administration, reorganisation, liquidation, dissolution or other proceeding commenced.

6.10 FURTHER ADVANCES

     The security created by this Deed is intended to secure any further advances pursuant to the terms of the Facility Agreement.

7.   REPRESENTATIONS AND WARRANTIES

     The Chargor makes the represents and warrants that:

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                                       11


7.1 It is duly incorporated and validly existing under the laws of the Cayman Islands and it has the power and capacity to enter into this Deed and grant the Charge created hereunder.

7.2 Subject only to this Deed, it is the sole legal and beneficial owner of the Deposits and that the Deposits are free from any Lien and any interest or claims of third parties other than interest or claims arising by operation of law affecting companies generally and Permitted Liens.

7.3 The Charge is (subject to completion of all registrations required by law) a legal, valid, binding and enforceable first fixed charge over the Debt Service Deposit ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor and a legal, valid, binding and enforceable first floating charge over the Debt Service Reserve Deposit.

7.4 The entry into and performance by it of, the creation of security under, and the transactions contemplated by, this Deed do not and will not conflict with:

     (A)  any law or regulation applicable to it;

     (B)  its constitutional documents; or

     (C) any agreement or instrument binding upon or its Subsidiaries or any of its or its Subsidiaries' assets.

7.5  All authorisations and consents required or desirable to:

     (a) enable it lawfully to enter into, exercise its rights and comply with its obligations under this Deed;

     (b) permit the creation of security and ensure that (subject to completion of all registrations required by law) the Charge is a legal, valid, binding and enforceable first fixed charge over the Debt Service Deposit ranking in priority to the interests of any liquidator, administrator or creditor of the Chargor and a legal, valid, binding and enforceable first floating charge over the Debt Service Reserve Deposit; and

     (c) make this Deed admissible in evidence in the courts of Hong Kong, the Cayman Islands and any other relevant jurisdictions,

     have been obtained or effected and are in full force and effect.

7.6 The above representations are made on the date of this Deed and are deemed to be repeated by the Chargor, with reference to the facts and circumstances then existing, on each day following the date of this Deed until the termination of the Facility Agreement or this Deed, whichever is later.

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                                       12


8.   COVENANTS AND UNDERTAKINGS

     The undertakings in this Clause 8 (Covenants and Undertakings) are given to the Collateral Agent by the Chargor and will remain in force from the date of this Deed for so long as any of the Secured Indebtedness is outstanding or any security interest created under this Deed has not been released or discharged.

8.1  AUTHORISATIONS

     It shall promptly:

     (a) obtain, comply with and do all that is necessary to maintain in full force and effect; and

     (b)  supply certified copies to the Collateral Agent of,

     any authorisation required under any law of the Cayman Islands or any other relevant jurisdiction to enable it to create the Charge, and to enter into and perform its obligations under this Deed and to ensure the legality, validity, enforceability or admissibility in evidence in the Cayman Islands or any other relevant jurisdiction of this Deed and the Charge.

8.2  COMPLIANCE WITH LAWS

     It shall comply in all respects with all laws to which it may be subject, if failure so to comply would materially impair the Charge or its ability to perform its obligations under this Deed or would impose any liability or obligation on the Collateral Agent or any Secured Party.

8.3  INFORMATION

     It shall at all times give to the Collateral Agent such information as the Collateral Agent may reasonably require in respect of the Deposits for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or by operation of law.

8.4  ALTERATION OF THE ACCOUNTS

     It shall not, without the prior written consent of the Collateral Agent, alter any of the terms on which the Accounts exists with the Deposit Bank.

8.5  VALUE OF DEPOSITS

     It shall not to do or cause or permit to be done, or omit to do anything which may in any way jeopardise, adversely affect or diminish the value of the Deposits.

8.6  NEGATIVE PLEDGE

     It shall not create or permit to subsist, or attempt to create or permit to subsist, any security (other than the Charge) over the Deposits or the Accounts, without the prior

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                                       13


     written consent of the Collateral Agent (acting on the instructions of the Requisite Lenders).

8.7  DISPOSALS OF ASSETS

     It shall not enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, transfer, assign, lease, licence or otherwise dispose of any interest in any of the Deposits or the Accounts (otherwise than pursuant to this Deed).

9.   DEFAULT PROCEDURE

     The Security shall become immediately enforceable:

     (A) automatically upon the occurrence of any Event of Default described in sections 8.1(f) or 8.1(g) of the Facility Agreement (except with respect to Excluded Subsidiaries); and

     (B) at the request of (or with the consent of) the Requisite Lenders and upon notice to the Borrower by the Administrative Agent, upon the occurrence of any other Event of Default (including those described in sections 8.1(f) or 8.1(g) of the Facility Agreement with respect to Excluded Subsidiaries).

10.  ENFORCEMENT

10.1 APPROPRIATION OF DEPOSITS

     Immediately upon and at any time after the Charge becomes enforceable, the Collateral Agent shall be entitled, and is hereby irrevocably and unconditionally authorised, without giving prior notice to the Chargor or obtaining the consent of the Chargor but at the cost of the Chargor, to require payment by the Deposit Bank to the Collateral Agent of the whole or any part of the Deposits and to appropriate the same in or towards payment of the Secured Indebtedness or any part thereof in such order set out in section 2.16(h) of the Facility Agreement.

10.2 FIXED PERIOD

     Clause 10.1 (Appropriation of Deposits) shall apply notwithstanding that the Deposits or any part thereof may have been made or deposited for a fixed period and that that period may not have expired.

10.3 STATUTORY POWERS

     No restrictions imposed by any applicable law on any immediate or other power of sale, application of proceeds or on any other right or on the consolidation of mortgages or other security interests shall apply to this Charge.

10.4 ENTITLEMENT TO PAY EXPENSES AND OUTGOINGS

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                                       14


     Subject to the order of priority of payments set out in section 2.16(h) of the Facility Agreement, the Collateral Agent may pay and discharge the expenses incurred (whether by the Collateral Agent, any Receiver or any other person) in the exercise of any of the powers conferred by Clause 10 (Enforcement) or otherwise in respect of the Deposits and all outgoings which it shall think fit to pay out of the profits and income of the Deposits and the moneys received by it in carrying out any business as contemplated by Clause 10 (Enforcement) and may apply the residue of the said profits, income and moneys in the manner provided by section 2.16(h) of the Facility Agreement provided that any such expenses shall, in any event, to the extent not fully paid or discharged, form or shall be deemed to form part of the Secured Indebtedness.

10.5 NO WAIVER, REMEDIES CUMULATIVE

     No failure or delay on the part of the Collateral Agent or any Receiver to exercise any right, power or remedy under this Deed will operate as a waiver thereof nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided in this Deed are cumulative and not exclusive of any rights, powers and remedies provided by law.

10.6 WAIVERS TO BE IN WRITING

     Any waiver and any consent by the Collateral Agent under this Deed must be in writing, be express and not implied and may be given subject to any conditions which the Collateral Agent considers fit. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

10.7 NO RESPONSIBILITY FOR LOSSES

     The Collateral Agent shall not be responsible for any loss or diminution in the value occasioned to the Deposits by any act or omission of the Chargor or any prior ranking encumbrancer or any other person.

10.8 NO RESPONSIBILITY FOR TAX

     The Collateral Agent shall have no responsibility whatsoever to any person as regards any deficiency which might arise because the Collateral Agent is subject to any tax, duties or levies in respect of the Deposits or any part thereof on any income therefrom or any proceeds thereof.

10.9 NO LIABILITY

     The Collateral Agent shall not be liable for any failure, omission or defect in perfecting the Charge or any security created by the Facility Agreement or any of the Credit Documents.

10.10 INCONSISTENCY AND CONFLICT

     To the maximum extent permitted by applicable law, where any inconsistency or conflict exists between the provisions of this Deed and the provisions of any applicable law

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                                       15


     (including without limitation the Conveyancing and Property Ordinance and the Trustee Ordinance (Chapter 29 of the Laws of Hong Kong)), the provisions of this Deed shall prevail and such inconsistent or conflicting provisions shall be deemed to be expressly negated or modified hereby provided that none of the foregoing shall be construed as a limitation on the powers of any Receiver.

10.11 NO EXEMPTION

     Nothing in this Deed shall exempt the Collateral Agent from or indemnify it against any liability which would by rule of law or otherwise attach to it in respect of any act of gross negligence or wilful default which it may have committed in relation to its duties and/or discretions under this Deed.

10.12 SUSPENDED ACCOUNT(S)

     All monies received, recovered or realised by the Collateral Agent or a Receiver under this Deed (including the proceeds of any conversion of currency) after the security created hereunder has become enforceable, except where such monies together with all other monies received, recovered or realised by the Collateral Agent or any Receiver under this Deed are sufficient to satisfy and discharge the Secured Indebtedness in full, may at the discretion of the Collateral Agent or the Receiver (provided that such action has first been approved by the Collateral Agent) be credited to any suspense or impersonal account in the name of the Collateral Agent at the Deposit Bank and may be held in such account for so long as the Collateral Agent may think fit (with interest accruing thereon at such market rate, if any, as the Collateral Agent may deem fit) pending their application from time to time (as the Collateral Agent shall be entitled to do in its discretion) in or towards satisfaction of the Secured Indebtedness in accordance with the terms of this Deed. Save as provided above, no party shall be entitled to withdraw any amount at any time standing to the credit of any such suspense or impersonal account.

11.  RELEASE

11.1 RELEASE OF DEPOSITS

     (A)  If the Collateral Agent is satisfied, acting reasonably, that:

          (i) all Secured Indebtedness have been unconditionally and irrevocably paid or discharged in full and that none of the Secured Parties has any further liability or obligation to advance any funds under any Credit Document; or

          (ii) security or a guarantee for the Secured Indebtedness, in each case acceptable to the Collateral Agent, has been provided in substitution for this Deed,

          then, subject to the remainder of this Clause 11.2 (Discharge Conditional) the Collateral Agent shall at the request and cost of the Chargor take whatever action is necessary to release the Deposits from the Charge.

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                                       16


     (B) The execution of a discharge, release, re-assignment, transfer or partial discharge by the Collateral Agent shall be a good and valid release or discharge of the Charge constituted by this Clause 3 (Charge) or the relevant part thereof (as the case may be) and the obligations (or the relevant part thereof, as the case may be) of the Chargor from this Deed without the need for the Chargor to be a party thereto.

     (C) The Collateral Agent hereby agrees that it shall, at the request and cost of the Chargor, do all such things and execute all such documents within its power to do and execute as may be reasonably necessary to give effect to the discharge, release, re-assignment, transfer or partial discharge referred to in Sub-clauses (A) and (B).

     (D) Upon any release, discharge, re-assignment, transfer or partial discharge pursuant to and in accordance with Sub-clause (A), the Collateral Agent shall, at the request and cost of the Chargor:

          (i) promptly procure the redelivery to the Chargor of all deeds, instruments, certificates and other documents delivered to or deposited with or to the order of the Collateral Agent; and

          (ii) promptly give notice to each person (if any) who has received notice of the Charge pursuant to this Deed of such release, discharge, re-assignment and/or transfer,

          in each case to the extent the same relates to such release, discharge, re-assignment, transfer or partial discharge.

11.2 DISCHARGE CONDITIONAL

     Any settlement, reassignment, release or discharge between the Chargor on the one part and the Collateral Agent or any Receiver (or their respective delegates) on the other (the Collateral Agent, any Receiver and their respective delegates being referred to in this Clause 11.2 (Discharge Conditional) as the "TRANSACTION PERSON(S)") shall be conditional upon no security or payment by any person in respect of the Secured Indebtedness being avoided or reduced by virtue of any provisions of law or enactments (including but not limited to those relating to bankruptcy, insolvency or liquidation) for the time being in force and, in the event of any such security or payment being so avoided or reduced, the Transaction Person(s) shall be entitled, to recover the value or amount of such payment and the Charge subsequently as if such settlement or discharge had not occurred but so that nothing herein shall confer on any Transaction Persons the right to claim under this Clause 11.2 (Discharge Conditional) for more than the Collateral Agent would be entitled to claim in aggregate hereunder in respect of such avoided or reduced security or payment provided that any such settlement, reassignment, release or discharge shall become unconditional upon the expiry of one month after the maximum period within which such settlement, reassignment, release or discharge can be avoided or reduced.

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                                       17


12.  PROTECTION OF PURCHASERS

     No purchaser or other person dealing with the Collateral Agent or its delegate or any Receiver appointed hereunder shall be bound to see or inquire whether the right of the Collateral Agent or such Receiver to exercise any of its or his powers has arisen or become exercisable or be concerned to see whether any such delegation by the Collateral Agent shall have lapsed for any reason or been revoked. Any sale or other dealing by the Collateral Agent or its delegate or any Receiver of or with the Deposits and any part thereof shall be deemed to be within the power of the person effecting the same and the receipt by such person of the purchase or other moneys connected therewith shall effectively discharge the purchaser or other party to such dealing who shall not be concerned with the manner of application of the proceeds of sale or other dealing or be in any way answerable therefor.

13.  APPOINTMENT OF RECEIVER

13.1 APPOINTMENT AND REMOVAL

     The Collateral Agent may, if requested by the Chargor or at any time after the Charge (or the relevant part thereof) shall have become enforceable in accordance with Clause 9 (Default Procedure), appoint one or more persons to be a Receiver or Receivers of the whole or any part of the Deposits. The Collateral Agent may:

     (A)  remove any Receiver previously appointed hereunder; and

     (B) appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed hereunder.

     If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing them) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

13.2 POWERS OF RECEIVERS

     Every Receiver for the time being holding office by virtue of an appointment made by the Collateral Agent hereunder shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have, in relation to the Deposits, or as the case may be, that part of the Deposits in respect of which he was appointed:

     (A) all the powers (as varied and extended by the provisions hereof) conferred by the Conveyancing and Property Ordinance or otherwise by law on mortgagees (whether or not in possession) and receivers appointed under the Conveyancing and Property Ordinance; and

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                                       18


     (B) the power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner of the Deposits or the relevant part thereof and do or omit to do anything which the Chargor could do.

13.3 ADDITIONAL POWERS OF RECEIVERS

     In addition and without prejudice to the generality of the foregoing every Receiver shall (notwithstanding any winding-up or dissolution of the Chargor) have the powers specified in Clause 10.1 (Appropriation of Deposits).

13.4 RECEIVER TO BE AGENT OF THE CHARGOR

     Every Receiver so appointed shall be deemed at all times and for all purposes to be the agent of the Chargor and the Chargor shall be solely responsible, jointly and severally, for the acts and defaults of such Receiver (save in the case of the fraud, negligence, wilful default, breach of duty or breach of trust in relation to duties by such Receiver) and for payment of such Receiver's remuneration in respect thereof.

13.5 REMUNERATION OF RECEIVER

     Every Receiver shall be entitled to remuneration for his services at a reasonable rate to be fixed by agreement between him and the Collateral Agent (or, failing such agreement, to be fixed by the Collateral Agent) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm.

13.6 MONIES ACTUALLY PAID BY RECEIVER

     Only monies actually paid by the Receiver to the Collateral Agent in satisfaction of the Secured Indebtedness shall be capable of being applied by the Collateral Agent in satisfaction thereof. The Receiver shall pay over to the Collateral Agent any monies realised by the Receiver as a result of the enforcement of the Charge (other than monies paid into a suspense account by such Receiver in accordance with Clause 10.12 (Suspense Account(s)).

13.7 LIMITATION OF LIABILITY

     (A) Neither the Collateral Agent nor the Receiver nor any Attorney (as defined in Clause 14 (Power of Attorney)) or agent of such party shall be liable to any person in respect of any loss or damage whatsoever which arises out of the realisation of the Deposits or any part thereof or from any act, default or omission in relation to the Charge or from any exercise or non-exercise, or the attempted or purported exercise of, or the failure to exercise any of their respective powers, authorities or discretions conferred upon them in relation to the Charge or any part of it, unless such loss or damage is caused by its or his negligence, wilful default, breach of duty, breach of trust or fraud.

     (B) Without prejudice to the generality of Clause (A), entry into possession of the Deposits shall not render the Collateral Agent or the Receiver liable to account as mortgagee in possession or liable for any loss on realisation or for any default or omission for which a mortgagee in possession might be liable unless such loss or damage is caused by its negligence, wilful default, breach of duty, breach of trust or fraud and, if and whenever the Collateral Agent or the Receiver enters into possession of the Deposits, it shall be entitled at any time to go out of such possession.

13.8 POWER OF APPOINTMENT ADDITIONAL

     The foregoing powers of appointment of a Receiver shall be in addition to and not to the prejudice of all statutory and other powers of the Collateral Agent under the Conveyancing and Property Ordinance (and so that the statutory power of sale shall be exercisable without regard to paragraph 11 of the Fourth Schedule to the said Ordinance) or otherwise and so that such powers shall be and remain exercisable by the Collateral Agent in respect of any part of the Deposits in respect of which no Receiver has been appointed and notwithstanding that an appointment under the provisions of this Clause 13 (Appointment of Receiver) shall have subsisted and been withdrawn in respect of that property or shall be subsisting in respect of any other part of the Deposits.

14.  POWER OF ATTORNEY

14.1 APPOINTMENT AND POWERS

     The Chargor hereby irrevocably appoints the following (each an "ATTORNEY" and collectively the "ATTORNEYS", and acting solely or jointly with the other Attorneys), namely:

     (A)  the Collateral Agent;

     (B) each and every person to whom the Collateral Agent shall from time to time have duly delegated the exercise of the power of attorney conferred by this Clause 14.1 (Appointment and Powers); and

     (C) any Receiver appointed hereunder and for the time being holding office,

     to be its attorney or attorneys and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the Collateral Agent, any person falling within Sub-clause (B) or any Receiver appointed hereunder shall consider requisite) for carrying out any obligation imposed on the Chargor, as the case may be, by or pursuant to this Deed (including but not limited to the obligations of the Chargor under Clause 5 (Perfection) and the covenants referred to in Clause 8 (Covenants and Undertakings)), for carrying out any sale or other dealing by the Collateral Agent or any such Receiver into effect, for conveying or transferring any legal or other interest in the Deposits, for getting in the Deposits, and generally for enabling the Collateral Agent or any person falling within Sub-clause (B) or any Receiver to exercise the respective powers conferred on them by or pursuant to this Deed or by law provided that the power contained in this Clause 14.1 (Appointment and Powers) shall not be exercisable unless and until the Charge shall have become enforceable. The exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver shall

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                                       20


     not put any person dealing with it upon any enquiry as to whether an Event of Default shall have occurred. Each of the Collateral Agent, any person falling within Sub-clause (B) and any Receiver shall have full power to delegate the power conferred on it by Clause 14.1 (Appointment and Powers), but no such delegation shall preclude the subsequent exercise of such power by the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) itself or preclude the Collateral Agent or any person falling within Sub-clause (B) or any Receiver (as the case may be) from making a subsequent delegation thereof to some other person; any such delegation may be revoked by the Collateral Agent or any person falling within Clause 14.1(B) or any Receiver (as the case may be) at any time.

14.2 RATIFICATION

     The Chargor shall ratify and confirm all transactions lawfully and properly entered into by the Collateral Agent or any Receiver or delegate of the Collateral Agent in the exercise of the Collateral Agent's or such Receiver's respective powers and all transactions lawfully and properly entered into, documents executed and things done by the Collateral Agent or such Receiver or delegate by virtue of the power of attorney given by Clause 14.1 (Appointment and Powers).

14.3 ACKNOWLEDGEMENT OF CONSIDERATION

     The power of attorney hereby granted is as regards the Collateral Agent, its delegates and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and severally, for value and for security as part of the Charge to secure the several proprietary interests of and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Ordinance (Chapter 31 of the Laws of Hong
     Kong).

15.  SET-OFF AND CURRENCY

15.1 CURRENCY OF ACCOUNT

     (A) Except where specifically provided otherwise, US dollars are the currency of account and payment for each and every sum at any time due to the Collateral Agent hereunder, provided that payments in respect of costs and expenses may be made in Hong Kong dollars if incurred in Hong Kong dollars.

     (B) If any sum due from the Chargor under this Deed or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (a) making or filing a claim or proof against the Chargor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation hereto then:

          (i) the Chargor shall indemnify and hold harmless the Collateral Agent from and against any loss suffered except to the extent that such loss is suffered as a result of or in connection with the Collateral Agent's own fraud, negligence, wilful default, breach of duty or breach of trust; and

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                                       21


          (ii) the Collateral Agent shall account to the Chargor for the amount by which any sum realised by it exceeds the aggregate amount of all sums owing to it by the Chargor at the time at which such profit is realised provided that the Collateral Agent shall only be required to make any payment to the Chargor in relation thereto if at such time all the payment obligations of the Chargor hereunder to the Collateral Agent are satisfied, in each case where such loss or excess arises as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (2) the rate or rates of exchange at which the Collateral Agent may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

15.2 SET-OFF

     The Chargor waives, and (where incapable of waiver) agrees not to exercise (unless required to do so by law), any right of set-off or netting, whether conferred by agreement or law, which it may have against the Collateral Agent so that it does not reduce any amount payable by it to the Collateral Agent under this Deed.

15.3 CURRENCY CONVERSION

     For the purpose of the satisfaction of the Secured Indebtedness or for the purpose of crediting any monies to the Accounts or any suspense account pursuant to Clause 10.12 (Suspense Account(s)) or making any application therefrom or for any other purpose in connection with this Deed, the Collateral Agent may (unless otherwise required by law) convert any monies received, recovered or realised or subject to application by the Collateral Agent under this Deed or any monies to be credited to any such account (including the proceeds of any previous conversion under this Clause 15 (Set-off and Currency)) from their existing currency of denomination into such other currency of denomination as the Collateral Agent may reasonably think fit and any such conversion shall be effected at such rate or rates of exchange as may be agreed by the Collateral Agent in consultation with the Chargor as being relevant and any rate, method and date so agreed shall be binding on the Chargor and any costs, expenses or commissions incurred in effecting any such conversion shall be deducted from the proceeds of any such conversion.

16.  STAMP DUTY AND TAXES

     The Chargor shall pay all stamp duties and similar fees, filing and registration fees and other transaction taxes required in relation to or for the purpose of procuring the execution, validity and enforceability of this Deed and the Charge and shall indemnify the Collateral Agent and each Receiver appointed hereunder against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying the same on a full indemnity basis.

17.  AMENDMENTS

     This Deed may not be amended, modified or waived in any respect whatsoever, without the prior written consent of the Collateral Agent given with express reference to this Clause 17 (Amendments) and expressly stated to be intended to operate as the Collateral Agent's consent to such amendment, modification or waiver on behalf of the Requisite Lenders.

18.  APPLICATION TO COURT

     The Collateral Agent may, at any time after the Charge has become enforceable, apply to the court for an order that the terms of this Deed be carried into execution under the direction of the Court and for the appointment of a Receiver of the Deposits or any part thereof and for any other order in relation to the administration of the terms of this Deed as the Collateral Agent shall deem fit and it may assent to or approve any application to the Court made at the instance of the Collateral Agent or on its behalf and the Collateral Agent shall be indemnified by the Chargor against all costs, charges and expenses properly incurred by it in relation to any such application or proceedings.

19.  PARTIAL INVALIDITY

     Every provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

20.  NOTICES

20.1 COMMUNICATIONS IN WRITING

     Each communication to be made hereunder shall be made in writing and, unless otherwise stated, shall be made by facsimile or letter.

20.2 ADDRESSES

     Any communication or document to be made or delivered by one person to another pursuant to this Deed shall (unless that other person has by 15 days' written notice to the one specified another address, department, officer or person as the case may be) be made or delivered to that other person at the address identified with its signature below and shall be deemed to have been made or delivered (in the case of any communication made by letter) when left at that address during normal business hours on a Business Day (or on the next Business Day if not left during normal business hours on a Business Day) or (as the case may be) 5 days (in the case of local post) and 10 days (in the case of overseas post) after being deposited in the post postage prepaid in an envelope addressed to it at that address marked for the attention of any specified department, officer or person or (in the case of any communication made by facsimile transmission) when sent to the correct facsimile number of the addressee identified with its signature below and received in whole and in legible form by such addressee provided that any communication or document to be made or delivered by the Chargor the Collateral Agent shall be effective only when received by the Chargor the Collateral Agent, as appropriate and then only if the same is expressly marked for the attention of the department, officer or person identified below with the signature of the relevant addressee (or such other department, officer or person as the relevant addressee shall from time to time and in each case by not less than 3 days' prior notice in writing to the parties hereto have specified for this purpose).

20.3 ENGLISH LANGUAGE

     Each communication and document made or delivered by one party to another pursuant to this Deed shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

21.  ASSIGNMENT

21.1 ASSIGNMENT BY THE COLLATERAL AGENT

     The Collateral Agent may assign its rights and obligations under this Deed to any successor under the Facility Agreement in accordance with section
     9.7 of the Facility Agreement.

21.2 ASSIGNMENT BY THE CHARGOR

     The rights, interests and obligations of the Chargor under this Deed are personal to it. Accordingly, they are not capable of being assigned, transferred or delegated in any manner. The Chargor undertakes that it shall not at any time assign or transfer, or attempt to assign or transfer, any of its rights, interests or obligations under or in respect of this Deed to any person.

22.  COSTS AND EXPENSES

     The Chargor further covenants with and undertakes to the Collateral Agent and any Receiver appointed by the Collateral Agent hereunder or by law (including more than one such receiver and any substitute receiver) to reimburse or pay to the Collateral Agent or such Receiver (on the basis of full indemnity) the amount of all proper costs, charges, liabilities and expenses including costs, charges or expenses incurred by the Collateral Agent or such Receiver or any attorney, manager, agent or delegate in connection with:

     (A) the negotiation, preparation, registration, perfection, preservation or enforcement of this Deed and any other document relating thereto; and

     (B) the proper exercise or the attempted proper exercise by or on behalf of the Collateral Agent or such Receiver of any of the powers of the Collateral Agent or such Receiver or any other action properly taken by or on behalf of the Collateral Agent with a view to or in connection with the enforcement of any obligations of the Chargor under any of the Credit Documents or the recovery by the Collateral Agent or any such Receiver from the Chargor of the Secured Indebtedness then due and payable.

23.  CERTIFICATES AND DETERMINATIONS

     For all purposes, including any Proceedings:

     (a)  a determination by the Collateral Agent; or

     (b)  a copy of a certificate signed by an officer of the Collateral Agent,

     of the amount of any indebtedness comprised in the Secured Indebtedness or the amount standing to the credit of the Accounts for the time being or at any time shall, in the absence of manifest error, be conclusive evidence against the Chargor as to the amount thereof.

24.  GOVERNING LAW

     This Deed is governed by Hong Kong law.

25.  JURISDICTION

25.1 HONG KONG COURTS

     The courts of Hong Kong have non-exclusive jurisdiction to settle any dispute (a "DISPUTE") arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed or the consequences of its nullity).

25.2 CONVENIENT FORUM

     The parties agree that the court of Hong Kong are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

25.3 NON-EXCLUSIVE JURISDICTION

     This Clause 25 (Jurisdiction) is for the benefit of all parties hereto other than the Chargor. As a result and notwithstanding Clause 25.1 (Hong Kong Courts), it does not prevent any party hereto other than the Chargor from taking Proceedings in any other courts with jurisdiction. To the extent allowed by law, the parties hereto other than the Chargor may take concurrent Proceedings in any number of jurisdictions.

25.4 AGENT FOR SERVICE

     (A) The Chargor irrevocably appoints Huawei-3Com Co., Limited of Suites 3013-3014, 30/F One International Finance Centre, 1 Harbour View Street, Central, Hong Kong to be its agent for the receipt of Service Documents. It agrees that any Service Document may be effectively served on it in connection with Proceedings in Hong Kong by service on its agent effected in any manner permitted by applicable law.

     (B) If the agent at any time ceases for any reason to act as such, the Chargor shall appoint a replacement agent having an address for service in Hong Kong and shall notify the Collateral Agent of the name and address of the replacement agent. Failing such appointment and notification, the Collateral Agent shall be entitled by notice to the Chargor to appoint a replacement agent to act on behalf of the Chargor. The provisions of this clause applying to service on an agent apply equally to service on a replacement agent.

     (C) "SERVICE DOCUMENT" means a claim form, application notice, order, judgment or other document relating to any Proceedings.

26.  EXECUTION AND COUNTERPARTS

     This Deed may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Deed.

IN WITNESS of which this document has been executed as a deed and delivered on the date stated at the beginning of this Deed.

                                   SCHEDULE 1
                                NOTICE OF CHARGE

                             [LETTERHEAD OF CHARGOR]

To:  INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
     33RD FLOOR, ICBC TOWER
     3 GARDEN ROAD
     CENTRAL, HONG KONG

                                                                 ____ MARCH 2007

Dear Sirs,

                                NOTICE OF CHARGE

We refer to our US dollar current accounts (number _________________________ designated "_________________________________________________________" and
number ___________________________________ designated
"_________________________________________________________") and the US dollar interest-bearing deposit account (number _________________________ designated "_________________________________________________________") with you (the
"ACCOUNTS").

A copy of a charge on cash deposits dated March 2007 (the "CHARGE") and made between ourselves and Industrial and Commercial Bank of China (Asia) Limited (as agent and trustee for the Secured Parties) (the "COLLATERAL AGENT") is enclosed for your attention and we request that you take note of its provisions, in particular, the undertaking from the Chargor that it shall not create any security over the Deposits (Clause 8.6).

Words and expressions defined in the Charge shall, unless otherwise defined herein, have the same meaning in this notice.

We give you notice of the Charge and, for the purposes of the Charge, we irrevocably and unconditionally instruct and authorise you (notwithstanding any previous instructions which we may have given you to the contrary) as follows:

(a) To disclose to the Collateral Agent, without any reference to or further authority from us and without any enquiry by you as to the justification for such disclosure, such information relating to the Accounts and the Deposits as the Collateral Agent may, at any time and from time to time, request you to disclose to it.

(b) At all times to hold the Debt Service Deposit to the exclusive order of the Collateral Agent.

(c) To hold the Debt Service Reserve Deposit to the exclusive order of the Collateral Agent upon (i) receiving notice from the Collateral Agent that there has occurred a Default or an Event of Default or (ii) conversion of the floating charge created by Clause 3(B) into a fixed charge pursuant to Clause 5.4 or 5.5, subject to any reconversion pursuant to Clause 5.6.

(d) To comply with the terms of any written notice statement or instructions (including any instructions as to the payment of the Deposits (or any part of it), the renewal or extension of the term of the Deposits, or the breaking of the term of the Deposits) in any way relating or purporting to relate to the Charge and/or the Accounts and/or the Deposits which you may receive at any time and from time to time from the Collateral Agent without any reference to or further authority from us and without any enquiry by you as to the justification for such notice, statement or instructions or the validity thereof.

(e) To advise us of any withdrawal or transfer of moneys from the Accounts as soon as practicable.

The instructions and authorisations which are contained in this letter shall remain in full force and effect until the Collateral Agent gives you notice in writing revoking them. This notice is governed by Hong Kong law.

Please acknowledge receipt of this notice and confirm your agreement to it, by executing and returning an original copy of the Form of Acknowledgement attached to this notice to the Collateral Agent at 33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong with a copy to us.

                                        Yours faithfully,


                                        ----------------------------------------
                                        For and on behalf of
                                        H3C Holdings Limited

                                   SCHEDULE 2
                             FORM OF ACKNOWLEDGEMENT

                              [LETTERHEAD OF ICBC]

To:  INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
     33RD FLOOR, ICBC TOWER
     3 GARDEN ROAD
     CENTRAL, HONG KONG

     (as agent and trustee for the Secured Parties, the "COLLATERAL AGENT")

With a copy to:

     H3C Holdings Limited
     PO Box 309GT
     Ugland House, South Church Street
     George Town, Grand Cayman
     Cayman Islands
     (the "CHARGOR")

                                                                 ____ MARCH 2007

Dear Sirs,

                       ACKNOWLEDGEMENT OF NOTICE OF CHARGE

We acknowledge receipt of a Notice of Charge dated ___ March 2007 (the "NOTICE") (a copy of which is attached to this letter) and the copy of the Charge enclosed with the Notice. We take note of the provisions contained in the Charge, in particular, the undertaking made by the Chargor under Clause 8.6. Words and expressions defined in the Notice and the Charge shall have the same meanings in this letter.

In consideration of the Secured Parties agreeing to provide finance and financial support pursuant to the Credit Documents, we represent and undertake to the Collateral Agent in the terms set out in this letter.

(a)  We will act in accordance and comply with the terms of the Notice.

(b) No mortgage, charge, pledge, lien, security assignment, hypothecation or trust arrangement for the purpose of providing security and any other encumbrance or security interest of any kind having the effect of securing any obligation of any person (including, without limitation, the deposit of moneys or property with a person with the intention of affording such person a right of lien, set-off, combination or counter-claim) and any other agreement or any other type of arrangement having a similar effect (including, without limitation, any "flawed-asset" or "hold back" arrangement) exists in our favour on, over or with respect to the Accounts or the Deposits or any part thereof.

(c) No rights of counter-claim, rights of set-off or combination of accounts or any other equities whatsoever have arisen in our favour against the Chargor in respect of the

     Accounts or the Deposits or any part thereof, and we shall not assert or seek to exercise any such rights or equities.

(d) We have not, as at the date hereof, received any notice that any other person has or will have any right or interest whatsoever in, or has made or will be making any claim or demand or be taking any action whatsoever against, the Accounts or the Deposits or any part thereof, and if, after the date hereof, we receive any such notice, we shall immediately give written notice thereof to the Collateral Agent.

We have made the representations and given the undertakings set out in this letter in the knowledge that they are required by the Collateral Agent in connection with the security which has been granted by the Chargor in favour of the Collateral Agent under the Charge.

This letter is for the benefit of the Collateral Agent as agent and trustee for the Secured Parties and is governed by Hong Kong law.

                                        Yours faithfully,

                                        Signed for and on behalf of
                                        INDUSTRIAL AND COMMERCIAL BANK OF CHINA
                                        (ASIA) LIMITED


                                        By
                                           -------------------------------------
                                        (Print Name):
                                                      --------------------------

                                 EXECUTION PAGES

THE CHARGOR

Executed as a Deed by               )   SEAL AFFIXED
for and on behalf of                )
H3C HOLDINGS LIMITED                )   NEAL D. GOLDMAN
in the presence of: JEFFREY M. HELD )

Address: PO Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Facsimile Number: ________________________________

Attention:        ________________________________

                                 EXECUTION PAGES

THE COLLATERAL AGENT

Executed as a deed by affixing the common seal of )
INDUSTRIAL AND COMMERCIAL BANK OF                 )
CHINA (ASIA) LIMITED                              )   SEAL AFFIXED
in the presence of:                               )

WONG YUEN FAI STANLEY
Director

CHENG PUI LING CATHY
Secretary

Address:          33rd Floor, ICBC Tower, 3 Garden Road, Central, Hong Kong

Facsimile Number: 2869 8221

Attention:        ________________________________